EXHIBIT 99.1

MONTHLY OPERATING REPORT                  DEBTOR:                       PSC INC.
                                                          ----------------------

                                          CASE #:                 02-15876 (SMB)
                                                            JOINTLY ADMINISTERED
                                                          ----------------------
                                REPORTING PERIOD:                    APRIL, 2003
                                                          ----------------------

Monthly Operating Report Prepared By Debtor

                                                               -----------------
TABLE OF CONTENTS                                                 Form Number
                                                               -----------------

   Statement of Operations                                           MOR 1
   Balance Sheet                                                     MOR 2
   Cashflow Statement                                                MOR 3
   Schedule of Cash Receipts and Disbursements                       MOR 4
   Schedule of Cash Receipts and Disbursements - Detailed Report     MOR 4-A
   Schedule of Accounts Payable                                      MOR 5
   Status of Post-Petition Taxes
                Sales Tax                                            MOR 6
                Payroll Taxes                                        MOR 7
                Property Taxes                                       MOR 8
                Income Taxes                                         MOR 9
   Accounts Receivable                                               MOR 10
   Debtor Questionnaire And Insurance Certification                  MOR 11
   Notes To Financials                                               MOR 12


   Debtor:             PSC Inc.                         02-15876 (SMB)
                       PSC Scanning, Inc.               02-15877 (SMB)

   Address:            111 SW Fifth Avenue, Suite 4100
                       Portland, OR  97204

   Debtors Attorneys:  Schulte Roth & Zabel LLP
                       919 Third Avenue
                       New York, NY   10022

   CERTIFICATION:
   The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

    /s/ PAUL M. BROWN                      5-19-2003
   -------------------------------------   -------------------------------------
   Signature of Authorized Individual      Date

                                           Vice President and Chief
   Paul M. Brown                           Financial Officer
   -------------------------------------   -------------------------------------
   Printed Name of Authorized Individual   Title of Authorized Individual

   Indicated if this is an amended statement                         -----------
   by checking here:                           AMENDED STATEMENT:
                                                                     -----------

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  APRIL 2003
$ AMOUNTS IN THOUSANDS

                                                     ---------------- --------------- ------------- ------------- -------------
                                                        UNAUDITED        UNAUDITED      UNAUDITED     UNAUDITED     UNAUDITED
                                                     ---------------- --------------- ------------- ------------- -------------
                                                       DECEMBER 31,     JANUARY 24,     FEBRUARY 21,  MARCH 28,     APRIL 25,
Consolidated Statement of Operations (MOR-1)  (a),(b)      2002            2003           2003          2003          2003
                                                     ---------------- --------------- ------------- ------------- -------------
Sales to third parties                                      $ 15,529        $ 11,523      $ 13,587      $ 17,557      $ 13,013

Cost of Sales                                                 11,261           7,172         8,376        11,303         8,167
                                                     ---------------- --------------- ------------- ------------- -------------

    GROSS PROFIT                                               4,268           4,351         5,211         6,254         4,846
                                                     ---------------- --------------- ------------- ------------- -------------

Operating Expenses
    Sales & Marketing                                          3,526           2,382         2,722         2,949         2,538
    Engineering, R&D                                           1,089           1,058           753         1,093           929
    General & Administrative                                   1,304             804           888         1,038         1,107
    Severance & Other Costs                                     (202)              -             -             -             -
    MIP & Profit Sharing                                           -               -           172           346
    Debt Restructuring Fees                                      450             503           499           291         1,367
    Foreign Curr. (Gain) Loss                                   (212)           (114)           45            (9)         (162)
    Write-off of Debt Discount                                     -             732             -             -
    Write-off of Goodwill                                          -             633             -             -
                                                     ---------------- --------------- ------------- ------------- -------------
        Total Operating Expenses                               5,955           5,998         5,079         5,708         5,779

    OPERATING PROFIT (LOSS)                                   (1,687)         (1,647)          132           546          (933)
                                                     ---------------- --------------- ------------- ------------- -------------

Other (Income) Expense
    Other (Income) Expense                                    (1,788)            (26)           51            58            (6)
    Interest Expense                                              77              30            18           (13)           (5)
                                                     ---------------- --------------- ------------- ------------- -------------

       Other (Income) Expense                                 (1,711)              4            69            45           (11)
                                                     ---------------- --------------- ------------- ------------- -------------

INCOME (LOSS) BEFORE TAXES                                        24          (1,651)           63           501          (922)

Tax Provision (Benefit)                                          338              (2)          129            49           164
                                                     ---------------- --------------- ------------- ------------- -------------

NET INCOME (LOSS)                                             $ (314)       $ (1,649)        $ (66)        $ 452      $ (1,086)
                                                     ================ =============== ============= ============= =============

Notes:
(a) This Statement of Operations is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.

                                                                 Schedule: MOR-1

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  April 2003
$ Amounts in thousands

                                              ----------  ---------  ---------   ---------  ---------  ---------
                                              UNAUDITED   UNAUDITED  UNAUDITED   UNAUDITED  UNAUDITED  UNAUDITED
                                              ----------  ---------  ---------   ---------  ---------  ---------
Consolidated Balance Sheet (MOR-2)             11/22/02
                                       (a) (Petition Date) 12/31/02   01/24/03    02/21/03   03/28/03   04/25/03
                                              ----------  ---------  ---------   ---------  ---------  ---------
ASSETS
------------------------------------------
CURRENT ASSETS
    Cash and cash equivalents                     2,328      3,308      3,733       4,099      2,971      2,559
    Accounts Receivable - net                    29,643     29,012     30,182      30,625     30,656     32,390
    Inventories - net                            22,891     20,121     19,289      19,097     18,672     19,824
    Prepaid Expenses and Other                    2,832      3,960      4,738       4,643      4,576      4,183
                                              ----------  ---------  ---------   ---------  ---------  ---------
         Total current assets                    57,694     56,401     57,942      58,464     56,875     58,956
                                              ----------  ---------  ---------   ---------  ---------  ---------

PROPERTY, PLANT AND EQUIPMENT
    Land                                              -          -          -           -          -          -
    Buildings & Improvements                         29         54        559         551        551        562
    Office Furniture                             13,966     14,117     14,153      14,245     14,559     15,073
    Production Equipment                         17,629     17,719     17,852      17,921     17,985     18,065
    Leasehold Improvements                          921        926        929         930        931        939
                                              ----------  ---------  ---------   ---------  ---------  ---------
         Total property, plant and equipment     32,545     32,816     33,493      33,647     34,026     34,639
    Less:  Accumulated Depreciation             (23,961)   (24,337)   (25,264)    (25,523)   (25,632)   (25,900)
                                              ----------  ---------  ---------   ---------  ---------  ---------
         NET PROPERTY, PLANT AND EQUIPMENT        8,584      8,479      8,229       8,124      8,394      8,739
                                              ----------  ---------  ---------   ---------  ---------  ---------

OTHER ASSETS
    Intangibles from Acquisitions                   102         50          -           -          -          -
    Other Intangibles                            14,751     15,119     14,401      14,509     15,161     15,337
    Other Assets                                   (358)        86        227         178        178        177
    Less:  Accumulated amortization              (5,593)    (5,742)    (5,909)     (6,070)    (6,232)    (6,393)
                                              ----------  ---------  ---------   ---------  ---------  ---------
         Total other assets                       8,902      9,513      8,719       8,617      9,107      9,121
                                              ----------  ---------  ---------   ---------  ---------  ---------

TOTAL ASSETS                                     75,180     74,393     74,890      75,205     74,376     76,816
                                              ==========  =========  =========   =========  =========  =========










                                                                 Schedule: MOR-2

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  April 2003
$ Amounts in thousands

                                              ----------  ---------  ---------   ---------  ---------  ---------
                                              UNAUDITED   UNAUDITED  UNAUDITED   UNAUDITED  UNAUDITED  UNAUDITED
                                              ----------  ---------  ---------   ---------  ---------  ---------
Consolidated Balance Sheet (MOR-2)             11/22/02
                                       (a) (Petition Date) 12/31/02   01/24/03    02/21/03   03/28/03   04/25/03
                                              ----------  ---------  ---------   ---------  ---------  ---------

LIABILITIES & SHAREHOLDERS' EQUITY
------------------------------------------
LIABILITIES (POST-PETITION)
------------------------------------------
CURRENT LIABILITIES
    DIP Financing Arrangement                         -      4,000      4,000       2,500        500        500
    Accounts Payable                                  -      4,945      6,004      10,661     12,446     14,647
    Note Payable                                      -          -          -           -          -          -
    Accrued Expenses                                  -        151      2,144       2,641      3,111      3,069
    Accrued Interest                                  -         11         39          28         40         40
    Deferred Revenue                                  -        131        144         217        248        432
    Accrued Warranty                                  -        138        297         384        505        573
    Accrued Taxes/VAT                                 -         19       (172)       (151)       345        564
    Accrued Royalties                                 -        535        855       1,268      1,385      1,866
    Accrued Payroll and Commissions                   -        947      2,963       2,614      2,314      2,513
    Accr. Acq. Related Restructuring Costs            -        550          -           -          -          -
    Intercompany payable (receivable)                 -        170       (248)       (177)       (54)        (3)
                                              ----------  ---------  ---------   ---------  ---------  ---------
         TOTAL CURRENT LIABILITIES                    -     11,597     16,026      19,985     20,840     24,201
                                              ----------  ---------  ---------   ---------  ---------  ---------
LONG-TERM LIABILITIES
    Deferred Revenue                                  -          -         29          34         42         44
    LT Warranty Accrual                               -        110        172         261        372        443
    Other LT Liabilities (includes warrants)          -          -        160         156        162        158
                                              ----------  ---------  ---------   ---------  ---------  ---------
         TOTAL LONG-TERM LIABILITIES                  -        110        361         451        576        645
                                              ----------  ---------  ---------   ---------  ---------  ---------
TOTAL LIABILITIES (POST-PETITION)                     -     11,707     16,387      20,436     21,416     24,846
                                              ----------  ---------  ---------   ---------  ---------  ---------
LIABILITIES (PRE-PETITION)
------------------------------------------
CURRENT LIABILITIES
    Secured debt                                 93,462     93,462     93,462      93,462     93,462     93,462
    Priority debt                                29,268     29,268     30,000      30,000     30,000     30,000
    Note Payable                                  1,651      1,651      1,651       1,651      1,651      1,651
    Accounts Payable                             17,226      8,463      6,675       3,539      2,411      2,672
    Accrued Expenses                              8,543      6,956      5,977       5,827      5,378      4,893
    Accrued Interest                             14,128     13,927     13,928      13,928     13,928     13,928
    Deferred Revenue                                884        560        615         561        515        496
    Accrued Warranty                              1,519      1,387      1,239       1,192      1,132      1,092
    Accrued Taxes/VAT                              (457)         -         12           6          6          6
    Accrued Royalties                             1,637        716        716         716         28         28
    Accrued Payroll and Commissions               2,983      1,639        539         461        637        493
    Accr. Acq. Related Restructuring Costs            -          -          -           -          -          -
    Intercompany payable (receivable)                 -          -          -           -          -          -
                                              ----------  ---------  ---------   ---------  ---------  ---------
         TOTAL CURRENT LIABILITIES              170,844    158,029    154,814     151,343    149,148    148,721
                                              ----------  ---------  ---------   ---------  ---------  ---------

                                                     Schedule: MOR-2 (continued)

LONG-TERM LIABILITIES
    Deferred Revenue                                550        555        523         501        478        529
    LT Warranty Accrual                           1,557      1,497      1,441       1,383      1,326      1,270
    Other LT Liabilities (includes warrants)        489        495        333         330        328        325
                                              ----------  ---------  ---------   ---------  ---------  ---------
         TOTAL LONG-TERM LIABILITIES              2,596      2,547      2,297       2,214      2,132      2,124
                                              ----------  ---------  ---------   ---------  ---------  ---------
TOTAL LIABILITIES (PRE-PETITION)                173,440    160,576    157,111     153,557    151,280    150,845
                                              ----------  ---------  ---------   ---------  ---------  ---------
TOTAL LIABILITIES                               173,440    172,283    173,498     173,993    172,696    175,691
                                              ----------  ---------  ---------   ---------  ---------  ---------

SHAREHOLDERS' EQUITY
    Preferred Stock                                   1          1          1           1          1          1
    Common Shares                                   129        129        129         129        129        129
    Additional Paid-in Capital                   73,078     73,078     73,078      73,078     73,078     73,078
    Cumulative Translation Adjustment            (3,277)    (2,593)    (1,662)     (1,776)    (1,760)    (1,116)
    Retained earnings - prepetition            (166,834)  (166,834)  (166,834)   (166,834)  (166,834)  (166,834)
    Retained earnings - postpetition                  -       (314)    (1,963)     (2,029)    (1,577)    (2,776)
    Less:  Treasury Shares                       (1,357)    (1,357)    (1,357)     (1,357)    (1,357)    (1,357)
                                              ----------  ---------  ---------   ---------  ---------  ---------
         TOTAL SHAREHOLDERS' EQUITY             (98,260)   (97,890)   (98,608)    (98,788)   (98,320)   (98,875)
                                              ----------  ---------  ---------   ---------  ---------  ---------
TOTAL LIABILITIES AND SHAREHOLDERS, EQUITY       75,180     74,393     74,890      75,205     74,376     76,816
                                              ==========  =========  =========   =========  =========  =========

(a) The Consolidated Balance Sheet is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.





























                                                     Schedule: MOR-2 (continued)

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  April 2003

                                                            -----------    -----------  -----------    -----------   -----------
$ Amounts in thousands                                      UNAUDITED      UNAUDITED    UNAUDITED      UNAUDITED     UNAUDITED
                                                            -----------    -----------  -----------    -----------   -----------
CONSOLIDATED STATEMENT OF CASHFLOWS (MOR-3)           (a),(b)12/31/02       01/24/02     02/21/03       03/28/03      04/25/03
                                                            -----------    -----------  -----------    -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss)                                                 (314)        (1,649)         (66)           452        (1,199)
    Adjustments to reconcile net income to net cash:
       Depreciation                                                348            472          493            470           424
       Amortization                                                 95              -            -              -             -
       Change in fair value of warrants                              -            (10)           -              -             -
(INCREASE) DECREASE IN ASSETS:
    Accounts receivable                                            631         (1,170)        (443)           (31)       (1,734)
    Inventories                                                  2,770            832          192            425        (1,152)
    Prepaid expenses and other                                  (1,124)          (778)          91             63           389
INCREASE (DECREASE) IN LIABILITIES:
    Accounts payable                                            (6,450)           (42)       1,769          2,704         2,066
    Accrued expenses                                             1,771         (2,111)         630         (1,900)        1,006
    Accrued payroll & commissions                                 (351)           916         (427)          (124)           55
    Other Long-term liabilities                                   (132)            79           26             28          (128)
                                                            -----------    -----------  -----------    -----------   -----------
       Net Cash Provided by/(Used in) Operating Activities      (2,756)        (3,461)       2,265          2,087          (273)
                                                            -----------    -----------  -----------    -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures, net                                     (243)           (61)        (227)          (580)         (607)
    Proceeds from sale of assets                                     -              -            -              -             -
    Write-off of goodwill                                            -            633            -              -             -
    Write-off of discount related to sub-debt                        -          2,383            -              -             -
    Addition to intangible assets & other long-term assets, net   (706)             -          (58)          (651)         (176)
                                                            -----------    -----------  -----------    -----------   -----------
       Net Cash Provided by/(Used in) Investing Activities        (949)         2,955         (285)        (1,231)         (783)
                                                            -----------    -----------  -----------    -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
    Additions to Debtor-In-Possession Financing Arrangement      4,000              -       (1,500)        (2,000)            -
    Additions (Payments) of long-term debt                           1              -            -              -             -
                                                            -----------    -----------  -----------    -----------   -----------
       Net Cash Provided by/(Used in) Financing Activities       4,001              -       (1,500)        (2,000)            -
                                                            -----------    -----------  -----------    -----------   -----------

Effect of Exchange Rate Changes on Cash & Cash Equivalents         684            931         (114)            16           644
                                                            -----------    -----------  -----------    -----------   -----------

Net Increase (Decrease) in Cash & Cash Equivalents                 980            425          366         (1,128)         (412)
CASH AND CASH EQUIVALENTS, beginning of period                   2,328          3,308        3,733          4,099         2,971
                                                            -----------    -----------  -----------    -----------   -----------
CASH AND CASH EQUIVALENTS, end of period                         3,308          3,733        4,099          2,971         2,559
                                                            ===========    ===========  ===========    ===========   ===========

Notes:
(a) This Statement of Cashflows is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.

                                                                 Schedule: MOR-3

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  APRIL 2003
$ AMOUNTS IN THOUSANDS

                                                         -------------- -------------- -------------- -------------- --------------
                                                           UNAUDITED      UNAUDITED      UNAUDITED      UNAUDITED      UNAUDITED
                                                         -------------- -------------- -------------- -------------- --------------
SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4)   (a),(b)12/31/02       01/24/03       02/21/03       03/28/03       04/25/03
                                                         -------------- -------------- -------------- -------------- --------------
Cash Receipts
----------------------------------------------------
Accounts Receivable Collections                                 10,394          7,780          7,263         10,057          7,043
Cash Repatriations From International Subsidiaries               3,681          3,176          4,350          6,144          2,730
Additions (Reductions) to Post-Petition Debt                     4,000              -         (1,500)        (2,000)             -
Other Cash Receipts                                                  -
                                                         -------------- -------------- -------------- -------------- --------------
   Total Cash Receipts                                          18,075         10,956         10,113         14,201          9,773
                                                         -------------- -------------- -------------- -------------- --------------

OPERATING DISBURSEMENTS                             (c)
----------------------------------------------------
Payroll and Payroll Taxes                                        2,638          2,454          2,984          4,137          2,597
Accounts Payable And Accrued Liabilities                        11,774          6,662          6,393          7,960          6,846
Consulting and Professionals In The Normal Course                  201            125              8            670            317
Royalty Payments                                                   921             30             20          1,198              -
Director & Officer Liability Insurance Payments                    307            600              -              -              -
Rents                                                              221              -              -              -              -
Capital Expenditures                                               468            185            148            328            707
DIP Interest                                                                       11             30             24              -
                                                         -------------- -------------- -------------- -------------- --------------
TOTAL OPERATING DISBURSEMENTS                                   16,530         10,067          9,583         14,317         10,467
                                                         -------------- -------------- -------------- -------------- --------------

BANKRUPTCY-RELATED FEES AND EXPENSES
----------------------------------------------------
Payments To Professionals                                            -              -            189            484            320
US Trustee Fees                                                      -              -             10              -             10
Court Costs                                                          -              -              -              -              -
Other Costs                                                          -              -              -              -              -
                                                         -------------- -------------- -------------- -------------- --------------
TOTAL BANKRUPTCY-RELATED FEES AND EXPENSES                           -              -            199            484            330
                                                         -------------- -------------- -------------- -------------- --------------
TOTAL CASH DISBURSEMENTS                                        16,530         10,067          9,782         14,801         10,797
                                                         -------------- -------------- -------------- -------------- --------------

Net Change In Cash                                               1,545            889            331           (600)        (1,024)
Beginning Cash Balance, US Bank Accounts                          (282)         1,263          2,152          2,483          1,883
                                                         -------------- -------------- -------------- -------------- --------------
ENDING CASH BALANCE, US BANK ACCOUNTS                            1,263          2,152          2,483          1,883            859
                                                         ============== ============== ============== ============== ==============
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                          1,263          2,152          2,483          1,883            859
Cash - International Bank Accounts (Not In Chapter 11)           2,045          1,581          1,616          1,088          1,700
                                                         -------------- -------------- -------------- -------------- --------------
TOTAL CASH PER BALANCE SHEET                                     3,308          3,733          4,099          2,971          2,559
                                                         ============== ============== ============== ============== ==============


(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.

(c) Includes payment of Court-approved Pre-Petition items.

                                                                 Schedule: MOR-4

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  April 2003
$ Amounts in thousands

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4A)(a), (b)
PAGE 1 OF 2

                                     -------- ------------ --------- -------- ------------ ---------
                                     PSC Inc. PSC Scanning  TOTAL    PSC Inc. PSC Scanning   TOTAL
                                      Only      Only       UNAUDITED  Only      Only       UNAUDITED
                                     -------- ------------ --------- -------- ------------ ---------
                                     01/24/03   01/24/03   01/24/03  02/21/03   02/21/03    02/21/03
                                     -------- ------------ --------- -------- ------------ ---------
Cash Receipts
-------------------------------------
Accounts Receivable Collections           -       7,780     7,780          -       7,263      7,263
Cash Repatriations From
  International Subsidiaries              -       3,176     3,176          -       4,350      4,350
Additions (Reductions) to
  Post-Petition Debt                      -           -         -          -      (1,500)    (1,500)
Other Cash Receipts                       -           -         -          -           -          -
                                     -------- ------------ --------- -------- ------------ ---------
   Total Cash Receipts                    -      10,956    10,956          -      10,113     10,113
                                     -------- ------------ --------- -------- ------------ ---------
OPERATING DISBURSEMENTS      (c)
-------------------------------------
Payroll and Payroll Taxes                87       2,367     2,454        110       2,874      2,984
Accounts Payable And Accrued
  Liabilities                            46       6,599     6,662        515       5,861      6,393
Consulting and Professionals
  In The Normal Course                   25         100       125          8           -          8
Royalty Payments                          -          30        30          -          20         20
Director & Officer Liability
  Insurance Payments                    600           -       600          -           -          -
Rents                                    17           -         -         17           -          -
Capital Expenditures                      -         185       185          -         148        148
DIP Interest                                         11        11                     30         30
                                     -------- ------------ --------- -------- ------------ ---------
TOTAL OPERATING DISBURSEMENTS           775       9,281    10,067        650       8,903      9,583
                                     -------- ------------ --------- -------- ------------ ---------

BANKRUPTCY-RELATED FEES AND EXPENSES
-------------------------------------
Payments To Professionals                                         -                             189
US Trustee Fees                                                   -                              10
Court Costs                                                       -                               -
Other Costs                                                       -                               -
                                                           ---------                       ---------
TOTAL BANKRUPTCY-RELATED FEES
  AND EXPENSES                                                    -                             199
                                                           ---------                       ---------
TOTAL CASH DISBURSEMENTS                                     10,067                           9,782
                                                           ---------                       ---------

Net Change In Cash                                              889                             331
Beginning Cash Balance,
  US Bank Accounts                                            1,263                           2,152
                                                           ---------                       ---------
ENDING CASH BALANCE, US BANK ACCOUNTS                         2,152                           2,483
                                                           =========                       =========
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                       2,152                           2,483
Cash - International Bank Accounts
(Not In Chapter 11)                                           1,581                           1,616
                                                           ---------                       ---------
TOTAL CASH PER BALANCE SHEET                                  3,733                           4,099
                                                           =========                       =========

                          Table continued on next page
                                                                Schedule: MOR-4A

PSC INC.
Case #:   02-15876 (SMB)
Reporting Period:  April 2003
$ Amounts in thousands

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS (MOR-4A)(a), (b)
PAGE 2 OF 2

                                     -------- ------------ --------- -------- ------------ ---------
                                     PSC Inc. PSC Scanning  TOTAL    PSC Inc. PSC Scanning   TOTAL
                                      Only      Only       UNAUDITED  Only      Only       UNAUDITED
                                     -------- ------------ --------- -------- ------------ ---------
                                     03/28/03   03/28/03   03/28/03  04/25/03   04/25/03   04/25/03
                                     -------- ------------ --------- -------- ------------ ---------
Cash Receipts
-------------------------------------
Accounts Receivable Collections
Cash Repatriations From                     -      10,057    10,057        -        7,043     7,043
  International Subsidiaries
Additions (Reductions) to                   -       6,144     6,144        -        2,730     2,730
  Post-Petition Debt
Other Cash Receipts                         -      (2,000)   (2,000)       -            -         -
                                            -           -         -        -            -         -
   Total Cash Receipts               -------- ------------ --------- -------- ------------ ---------
                                            -      14,201    14,201        -        9,773     9,773
OPERATING DISBURSEMENTS      (c)     -------- ------------ --------- -------- ------------ ---------
-------------------------------------
Payroll and Payroll Taxes
Accounts Payable And Accrued              151       3,986     4,137      123        2,474     2,597
  Liabilities
Consulting and Professionals              291       7,669     7,960      301        6,545     6,846
  In The Normal Course
Royalty Payments                           37         633       670       17          300       317
Director & Officer Liability                -       1,198     1,198        -            -         -
  Insurance Payments
Rents                                       -           -         -        -            -         -
Capital Expenditures                        -           -         -        -            -         -
DIP Interest                                -         328       328        -          707       707
                                                       24        24        -            -         -
TOTAL OPERATING DISBURSEMENTS        -------- ------------ --------- -------- ------------ ---------
                                          479      13,814    14,317      441       10,026    10,467
                                     -------- ------------ --------- -------- ------------ ---------
BANKRUPTCY-RELATED FEES AND EXPENSES
-------------------------------------
Payments To Professionals                                       484                             320
US Trustee Fees                                                   -                              10
Court Costs                                                       -                               -
Other Costs                                                       -                               -
                                                           ---------                       ---------
TOTAL BANKRUPTCY-RELATED FEES
  AND EXPENSES                                                  484                             330
                                                           ---------                       ---------
TOTAL CASH DISBURSEMENTS                                     14,801                          10,797
                                                           ---------                       ---------

Net Change In Cash                                             (600)                         (1,024)
Beginning Cash Balance,
  US Bank Accounts                                            2,483                           1,883
                                                           ---------                       ---------
ENDING CASH BALANCE, US BANK ACCOUNTS                         1,883                             859
                                                           =========                       =========
RECONCILIATION TO BALANCE SHEET:
Cash - US Bank Accounts                                       1,883                             859
Cash - International Bank Accounts
(Not In Chapter 11)                                           1,088                           1,700
                                                           ---------                       ---------
TOTAL CASH PER BALANCE SHEET                                  2,971                           2,559
                                                           =========                       =========

(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003.

(c)  Includes payment of Court-approved Pre-Petition items.

                                                    Schedule: MOR-4A (continued)

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  April 2003
$ Amounts in thousands

                                                    -------------------------------------------------------------------------------
                                                       UNAUDITED      UNAUDITED       UNAUDITED     UNAUDITED        UNAUDITED
                                                    -------------- -------------- -------------- ---------------- -----------------

SCHEDULE OF ACCOUNTS PAYABLE (MOR-5)                  12/31/02       01/24/03       02/21/03        03/28/03          04/25/03
                                                    -------------- -------------- -------------- ---------------- -----------------
Trade Accounts Payable
US Pre-Petition Accounts Payable                            7,870          6,675          3,539            2,411             2,672
US Post-Petition Accounts Payable                           4,945          5,551          9,973           11,549            13,958
Foreign Subsidiary Accounts Payable                           593            453            688              897               689
                                                    -------------- -------------- -------------- ---------------- -----------------
             TOTAL CONSOLIDATED ACCOUNTS PAYABLE           13,408         12,679         14,200           14,857            17,319
                                                    ============== ============== ============== ================ =================



                                                    -------------- -------------- -------------- ---------------- -----------------
                                                       Payable        Payable        Payable         Payable           Payable
INTERCOMPANY TRADE ACCOUNTS                      (a)  (Receivable)   (Receivable)    (Receivable)  (Receivable)     (Receivable)
                                                    ------------------------------------------------------------- -----------------
                     PSC Inc.  (debtor)                     9,715         14,012         15,554           16,719            16,338
                     PSC Scanning, Inc  (debtor)          (19,765)       (21,708)       (23,713)         (24,221)          (25,985)
                     PSC UK                                  (233)          (337)          (150)              92               226
                     PSC France                               686            623            843              489             1,175
                     PSC Italy                              2,551          2,713          2,510            2,809             2,936
                     PSC Germany                            3,559          3,594          4,157            4,257             4,744
                     PSC Australia                             10           (138)          (190)            (473)             (406)
                     PSC Japan                                268            287             40             (165)              331
                     Consolidation Eliminations             3,209            954            949              493               641
                                                    -------------- -------------- -------------- ---------------- -----------------
             TOTAL INTERCOMPANY TRADE ACCOUNTS                  -              -              -                -                 -
                                                    ============== ============== ============== ================ =================





Note:

(a) All cash flows within subsidiaries flow from the foreign subsidiaries to the domestic debtors. There are no cash disbursements from the debtors to non-debtor subsidiaries.









                                                                 Schedule: MOR-5

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:   APRIL  2003                                 ----------------
                                                                   UNAUDITED
                                                                ----------------

SCHEDULE OF SALES AND USE TAXES (MOR-6) (A)

                                     -------------- -------------------------------------------------------------------------------
                                     GROSS TAXABLE                              SALES & USE TAX LIABILITY
                                         SALES
                                     -------------- -------------------------------------------------------------------------------
Jurisdiction                           04/25/03         03/28/03           TOTAL           PAYMENTS       PAYMENT         04/25/03
                                                         BALANCE        COLLECTIONS          MADE           DATE           BALANCE
-----------------------------------  -------------- -------------------------------------------------------------------------------
Canada                                           -          4,038          (6,663)          (1,411)        4/25/03          (4,036)
Arkansas                                    (7,029)           311             768             (311)        4/10/03             767
Arizona                                    (10,787)        (6,505)          5,176           (1,624)        4/10/03          (2,953)
California                                 (50,101)         1,550           5,426           (1,550)        4/18/03           5,426
Colorado                                      (697)           197             220             (197)        4/17/03             220
Florida                                    (23,419)         1,671           3,260           (1,671)        4/18/03           3,260
Georgia                                     (2,628)         4,272           6,900           (4,272)        4/17/03           6,900
Hawaii/adj to be made                            -            (22)            (22)                                             (44)
Illinois                                    (5,167)           704           1,023             (704)        4/17/03           1,023
Indiana                                       (280)        (8,246)         (8,230)            (222)        4/17/03         (16,699)
Louisiana/adj to be made                         -             (6)             (6)                                             (12)
Massachusetts                               (3,437)          (446)           (276)             (97)        4/17/03            (819)
Maryland                                    (1,494)         2,301           2,376           (2,301)        4/17/03           2,376
Michigan                                   (11,318)           170             801             (170)        4/10/03             801
Minnesota                                   (2,681)           457             689                                            1,146
Minnesota/adj to be made                         -          1,305           1,305                                            2,610
North Carolina                             (23,688)           225           1,962             (225)        4/10/03           1,963
New Jersey                                 (10,537)        (5,129)         (4,499)                                          (9,628)
New York                                   (26,130)           795           2,787             (795)        4/17/03           2,788
Ohio                                       (30,588)         3,003           4,977           (3,003)        4/17/03           4,976
Oklahoma                                    21,374            754             378             (393)        4/10/03             739
Pennsylvania                               (14,590)           291           1,166             (291)        4/17/03           1,166
Tennessee                                  (34,351)        (1,125)          2,044                                              919
Texas                                      (28,321)         1,444           3,737           (1,444)        4/17/03           3,736
Virginia                                      (681)           291             322             (291)        4/17/03             321
Washington                                  (1,310)           218             319             (218)        4/17/03             319
Misc Adjustments                                               52              60                                              112

                                     -------------- -------------------------------------------------------------------------------
Total                                     (267,861)         2,569          25,998          (21,191)                          7,376
                                     ============== ===============================================                ================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.


                                                                 Schedule: MOR-6

PSC INC.
CASE #:   02-15876 (SMB)                                               ---------
REPORTING PERIOD:   APRIL  2003                                        UNAUDITED
                                                                       ---------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7) (A)
PAGE 1 OF 2

                 ------------------------------ --------------------------------
                    GROSS SALARY/WAGES PAID      EMPLOYEE PAYROLL TAXES WITHHELD
                 ------------------------------ --------------------------------
  Jurisdiction    4/11/03   4/25/03    Total      4/11/03    4/25/03     Total
---------------- --------- --------- ---------- ---------- ---------- ----------
                 1,168,788 1,246,797  2,415,585
 Federal                 -         -          -   133,624    152,316    285,939
 EIC                     -         -          -        (3)       (52)       (54)
 Social Security         -         -          -    69,449     73,501    142,951
 Medicare                -         -          -    16,493     17,624     34,117
 FUTA                    -         -          -         -          -          -
 California              -         -          -     1,348      1,744      3,093
 Colorado                -         -          -       127        227        354
 Florida                 -         -          -         -          -          -
 Georgia                 -         -          -     1,816      2,352      4,167
 Indiana                 -         -          -        89        333        422
 Massachusetts           -         -          -       124        242        366
 Maryland                -         -          -         -          -          -
 North Carolina          -         -          -       121        224        345
 New Jersey              -         -          -       121        240        361
 Nevada                  -         -          -         -          -          -
 New York                -         -          -       307        307        614
 Ohio                    -         -          -     2,613      3,121      5,734
 Oregon                  -         -          -    58,294     58,027    116,321
 Pennslyvania            -         -          -       448        759      1,207
 Texas                   -         -          -         -          -          -
 Utah                    -         -          -       159        406        565
 Washington              -         -          -         -          -          -
 Canada              6,053    10,577     16,629     1,848      1,875      3,723

                 ------------------------------ --------------------------------
 Total           1,174,840 1,257,374  2,432,214   286,979    313,246    600,225
                 ============================== ================================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.









                                                                 Schedule: MOR-7

PSC INC.
CASE #:   02-15876 (SMB)                                               ---------
REPORTING PERIOD:   MARCH  2003                                        UNAUDITED
                                                                       ---------
SCHEDULE OF PAYROLL & PAYROLL TAXES (MOR-7) (A)
PAGE 2 OF 2

                -----------------------------------------   --------------------
                 EMPLOYER PAYROLL TAXES CONTRIBUTIONS      DATE TAXES REMITTED
                -----------------------------------------   --------------------
JURISDICTION       4/11/03       4/25/03        Total         4/11/03   4/25/03
-------------   -----------------------------------------   --------------------

                           -             -             -    4/11/2003 4/25/2003
 Federal                   -             -             -    4/11/2003 4/25/2003
 EIC                  69,449        73,501       142,951    4/11/2003 4/25/2003
 Social Security      16,493        17,624        34,117    4/11/2003 4/25/2003
 Medicare              1,267           858         2,124    4/11/2003 4/25/2003
 FUTA                      -             -             -    4/11/2003 4/25/2003
 California                -             -             -    4/11/2003 4/25/2003
 Colorado                  1             -             1    4/11/2003 4/25/2003
 Florida                   -             -             -    4/11/2003 4/25/2003
 Georgia                   -             -             -    4/11/2003 4/25/2003
 Indiana                   -             -             -    4/11/2003 4/25/2003
 Massachusetts             -             -             -    4/11/2003 4/25/2003
 Maryland                  -             -             -    4/11/2003 4/25/2003
 North Carolina            -             -             -    4/11/2003 4/25/2003
 New Jersey                -             -             -    4/11/2003 4/25/2003
 Nevada                    -             -             -    4/11/2003 4/25/2003
 New York                  -            30            30    4/11/2003 4/25/2003
 Ohio                 21,245        19,617        40,861    4/11/2003 4/25/2003
 Oregon                    -             -             -    4/11/2003 4/25/2003
 Pennslyvania              -             -             -    4/11/2003 4/25/2003
 Texas                     -             3             3    4/11/2003 4/25/2003
 Utah                      -             -             -    4/11/2003 4/25/2003
 Washington              220           223           444    4/9/2003  4/23/2003
 Canada
                -----------------------------------------
 Total               108,675       111,856       220,531
                =========================================


(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.











                                                     Schedule: MOR-7 (continued)

PSC INC.                                                             -----------
CASE #:   02-15876 (SMB)                                              UNAUDITED
Reporting Period:   April  2003                                      -----------

SCHEDULE OF PROPERTY TAXES (MOR-8) (A)

                                                                      --------------------------------------------------------------
                                                                                            PROPERTY TAXES
                                                                      --------------------------------------------------------------
--------------------------------------------------------------------    3/29 - 4/25     ACCRUED
      Jurisdication           Location        Asset Description          EXPENSED      LIABILITY       TOTAL      PAID     DATE PAID
--------------------------------------------------------------------  -------------- -------------- ----------- --------- ----------
Boulder County            Boulder, CO      Tooling (scrapped in 2001)                                      -
Orange County             Santa Ana, CA    Tooling                                                         -
Miami Dade County         Miami, CA        office furniture/equip                                          -
Citicorp Vendor Finance   Philadelphia, PA 2 photo copiers                                                 -
GE Capital                Pasadena, CA     14 Sharp photo copiers                                          -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Siemens Financial         Chicago, IL      Manufacturing Equip.                                            -
Clark County              Vancouver, WA    Tooling                                        7,766        7,766
                          Vancouver, WA    Refund of Prior Payments                                        -
Nielsen Family PartnershipEugene, OR       Building Rent                                                   -
Sonoma County             Sonoma, CA                                                                       -
Lane County               Eugene, OR       various asset classes            27,102      (27,102)          (0)
Multnomah County          Portland, OR     office furniture/equip                                          -

                                                                      ----------------------------------------------------
TOTAL                                                                       27,102      (19,336)       7,766            0
                                                                      ====================================================




(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.
















                                                                 Schedule: MOR-8

PSC INC.
CASE #:   02-15876 (SMB)                                             -----------
REPORTING PERIOD:   APRIL  2003                                       UNAUDITED
                                                                     -----------
SCHEDULE OF INCOME TAXES (MOR-9) (A)


                                  ------------------------------------------------------------------------------------
                                        TAX              TAX             TAX              TAX            4/25/2003
                                      REFUNDS            DUE           WITHHELD         PAYMENTS       TAX LIABILITY
                                  ----------------- --------------- ---------------- ---------------- ----------------
Federal Income Tax                               -               -                -                -                -

State Income Tax                                 -               -                -                -                -
     Pennsalvania Refund                         -               -                -                -                -
     NY State Refund                             -               -                -                -                -
     Michigan State Tax Refund                   -               -                -                -                -
     Portland License Fee                        -               -                -                -                -
     Accrued State Income Tax                               50,000                -                -          425,000

Foreign Income Tax                               -               -                -                -                -



                                  ------------------------------------------------------------------------------------
TOTAL                                            -          50,000                -                -          425,000
                                  ====================================================================================



(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003. The reporting period for March is February 22, 2003 to March 28, 2003. The April reporting period is March 29, 2003 to April 25, 2003.



















                                                                 Schedule: MOR-9

PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  APRIL 2003
$ AMOUNTS IN THOUSANDS

SCHEDULE OF ACCOUNTS RECEIVABLE (MOR-10)

                                                  ----------------     ----------------    ----------------      ----------------
                                                     UNAUDITED            UNAUDITED           UNAUDITED             UNAUDITED
                                                  ----------------     ----------------    ----------------      ----------------
                                                      January 2003        February 2003       March 2003            April 2003
                                                  ----------------     ----------------    ----------------      ----------------
US                                                         15,668               15,369              14,454                14,320
Europe                                                     13,253               14,347              15,571                16,938
Asia                                                        1,908                1,585               1,336                 1,651
                                                  ----------------     ----------------    ----------------      ----------------
Total Accounts Receivable                                  30,829               31,301              31,361                32,909
Allowance For Doubtful Accounts                              (647)                (676)               (705)                 (519)
                                                  ----------------     ----------------    ----------------      ----------------
    Net Accounts Receivable                                30,182               30,625              30,656                32,390
                                                  ================     ================    ================      ================



































                                                                Schedule: MOR-10

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  April 2003

Debtor Questionnaire (MOR-11)
                                                                    April 2003
---------------------------------------------------------------- ---------------
Must be completed each month                                      Yes        No
---------------------------------------------------------------- ---------------
1.  Have any assets been sold or transferred outside the                      X
    normal course of business this period? If yes, provide an explantion below.

2.  Have any funds been disbursed for any account other                       X
    than a debtor in possession account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?            X
    If no, provide an explanation below.

4.  Are workers compensation and general liability and other        X
    necessary insurance coverages in effect? If no, provide an explanation below.

5)  All insurance policies are fully paid for the current period.   X

6)  All amounts relating to workers compensation and                X
    disability insurance have been paid for the current period.






























                                                                Schedule: MOR-11

                                                                Schedule: MOR-12
PSC INC.
CASE #:   02-15876 (SMB)
REPORTING PERIOD:  APRIL, 2003

NOTES TO FINANCIALS

1.  THE COMPANY

The accompanying financial statements are comprised of the accounts of PSC Inc. (a New York corporation) (the Company) and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain schedules have been provided to provide direct cash receipts and disbursement information that relates solely to the debtors.

On November 22, 2002, PSC Inc. and PSC Scanning, Inc. (both US corporations) (the debtors) filed for protection from creditors under Chapter 11, of the US Bankruptcy Code. The Company filed a Plan of Reorganization outlining its anticipated treatment of various creditor classes on the same date. At the time of the filing, the debtors had negotiated a Debtor-In-Possession financing arrangement (DIP financing) to provide up to $20 million in working capital for the period of reorganization, subject to certain performance covenants. This DIP financing was subsequently approved by the Bankruptcy Court. As of April, 2003, the Company was in compliance with all performance covenants.

2.       SUMMARY OF SIGNIFIGANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to revenue recognition, bad debts, inventories, warranty obligations, and income taxes. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies and the related judgments and estimates affect the preparation of our consolidated financial statements.

The Company reports its results from operations on a fiscal month reporting basis. As such, the first and second month of each quarter is a 4-week month and the third month of each quarter is a 5-week month. At yearend, the last month of the year is extended or reduced so that the year end falls on the last day of the calendar year. Management believes that this reporting policy facilitates effective management of the business. However, for monthly reporting purposes, comparability of monthly results can be affected by the differences in the length of the reporting period.

REVENUE RECOGNITION. Our policy is to recognize revenue upon delivery of our products to our customers and the fulfillment of all contractual terms and conditions, pursuant to the guidance provided by Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101), issued by the Securities and Exchange Commission.

Revenue related to the sales of the Company's scanning products is generally recognized when products are shipped or services are rendered, the risk of loss has passed to the customer, the sales price is fixed or determinable, and

                                                                Schedule: MOR-12
collectibility is reasonably assured. Some distributors and dealer agreements allow for return of product and/or price protection under certain conditions within limited time periods. The Company maintains a reserve for sales returns and price adjustments based on historical experience and other qualitative factors. Estimated sales returns and price protection amounts are reserved for against revenue in the month in which it is recognized. These estimates have not differed materially from actual results. Service and maintenance sales are recognized over the contract term.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. Our policy is to maintain allowances for estimated losses resulting from the inability of our customers to make required payments. Credit limits are established through a process of reviewing the financial history and stability of each customer. Where appropriate, we obtain credit rating reports and financial statements of the customer when determining or modifying their credit limits. We regularly evaluate the collectibility of our trade receivable balances based on a combination of factors. When a customer's account balance becomes past due, we initiate dialogue with the customer to determine the cause. If it is determined that the customer will be unable to meet its financial obligation to us, such as in the case of a bankruptcy filing, deterioration in the customer's operating results or financial position or other material events impacting their business, we record a specific allowance to reduce the related receivable to the amount we expect to recover given all information presently available.

We also record an allowance for all other customers based on certain other factors including the length of time the receivables are past due and historical collection experience with individual customers. If the financial conditions of those customers were to deteriorate, however, resulting in their inability to make payments, we may need to record additional allowances, which would result in additional selling, general and administrative expenses being recorded for the period in which such determination was made.

INVENTORY RESERVES. As a designer and manufacturer of bar code verification products, we are exposed to a number of economic and industry factors that could result in portions of our inventory becoming either obsolete or in excess of anticipated usage. These factors include, but are not limited to, technological changes in our markets, our ability to meet changing customer requirements, competitive pressures in products and prices, and the availability of key components from our suppliers. Our policy is to establish inventory reserves when conditions exist that suggest that our inventory may be in excess of anticipated demand, or is obsolete based upon our assumptions about future demand for our products and market conditions. We regularly evaluate the ability to realize the value of our inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product end of life dates, estimated current and future market values and new product introductions. Purchasing requirements and alternative usage avenues are explored within these processes to mitigate inventory exposure. When recorded, our reserves are intended to reduce the carrying value of our inventory to its net realizable value.

PRODUCT WARRANTIES. Our products are sold with warranty provisions that require us to remedy deficiencies in quality or performance of our products over a specified period of time at no cost to our customers. Our policy is to establish warranty reserves at levels that represent our estimate of the costs that will be incurred to fulfill those warranty requirements at the time that revenue is recognized. We believe that our recorded liability at April 25, 2003, is adequate to cover our future cost of materials, labor and overhead for the

                                                    Schedule: MOR-12 (continued)
servicing of our products sold through that date. If actual product failures, or material or service delivery costs differ from our estimates, our warranty liability would need to be revised accordingly.

INCOME TAXES. The Company has recorded a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. The Company has assessed the valuation allowance based upon our estimate of future taxable income covering a relatively short time horizon given the volatility in the markets we serve and our historic operating results. External market data is considered in this evaluation. The availability of tax planning strategies to utilize our recorded deferred tax assets is also considered.

DEBT. Prepetition senior secured and subordinated unsecured debt was acquired from the Company's prior lenders by affiliates of Littlejohn & Co., LLC (Littlejohn), a private investment firm based in Greenwich, Connecticut. Littlejohn makes control equity investments in mid-sized companies that can benefit from operational or financial restructuring. Immediately following the debt purchase, and agreement with the terms of an arrangement between Littlejohn and the Company, the debtors filed a petition from protection from creditors under Chapter 11 of the US Bankruptcy Code. Simultaneously with the filing of the bankruptcy petition, the debtors also filed a Plan of Reorganization (the
Plan) which, among other provisions, contemplates that most pre-petition debt will be converted to equity upon confirmation of the Plan.

As an integral part of the arrangement between Littlejohn and the Company, a DIP financing arrangement was agreed upon, to provide working capital financing during the period of reorganization, for amounts up to $20 million. The DIP financing arrangement provides that the Company maintain certain financial and non-financial performance covenants, including minimum revenue, cash receipts and cash disbursements results and well as cash flow and EBITDA performance measurements. In addition, there are certain non-financial performance measures related to progressing efficiently through the reorganization process. The DIP financing arrangement expires on June 30, 2003.

GOODWILL. In November 2002, in conjunction with the filing of the Chapter 11 reorganization, all goodwill was determined to be impaired. The write-off resulted in a charge of $63 million recorded in November 2002.























                                                    Schedule: MOR-12 (continued)